UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 30, 2018

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	000‑53533	98‑0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
6312 Steinhausen
Switzerland	CH‑6312
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930‑9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐     Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐     Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01        Entry into a Material Definitive Agreement

On January 30, 2018, in connection with the closing of the previously-announced offering by Transocean Inc., a wholly-owned subsidiary of Transocean Ltd., of U.S. $853,804,000 in aggregate principal amount of 0.5% Senior Exchangeable Bonds due 2023 (the “Exchangeable Bonds”), Transocean Inc. entered into an indenture (the “Indenture”) with Transocean Ltd., as guarantor, and Computershare Trust Company, N.A. and Computershare Trust Company of Canada, as co-trustees.

The Exchangeable Bonds are fully and unconditionally guaranteed on a senior unsecured basis by Transocean Ltd. and are exchangeable for shares, par value CHF 0.10 per share (“Shares”), of Transocean Ltd. at an initial exchange rate of 97.29756 Shares per USD 1,000 principal amount of Exchangeable Bonds, subject to adjustment as described in the Indenture. A complete description of the terms of the Exchangeable Bonds, including the terms regarding the exchange of Exchangeable Bonds for Shares, can be found at and is incorporated by reference to the section “Description of Transocean Exchangeable Bonds” in the Registration Statement on Form S‑4 (File No. 333‑220791) filed by Transocean Ltd. and Transocean Inc. (the “S‑4 Registration Statement”).

The description above does not purport to be complete and is qualified in its entirety by the Indenture and form of Exchangeable Bonds which are filed herewith as Exhibits 4.1 and 4.2 to this Current Report on Form 8‑K and  incorporated by reference herein.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02        Unregistered Sales of Equity Securities

On January 30, 2018, Transocean Inc. announced the completion of its previously-announced private exchange offers (the “Private Exchange Offers”) with certain former bondholders of Songa Offshore SE (“Songa Offshore”) and a former Songa Offshore loanholder. Pursuant to the Private Exchange Offers, Transocean Inc. issued an aggregate principal amount of $292,364,000 Exchangeable Bonds. The Exchangeable Bonds were issued in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

A complete description of the terms of the Exchangeable Bonds, including the terms regarding the exchange of Exchangeable Bonds for Shares, can be found at and is incorporated by reference to the section “Description of Transocean Exchangeable Bonds” in the S‑4 Registration Statement.

In connection with the Private Exchange Offers, Transocean Ltd. and Transocean Inc. entered into a registration rights agreement with the former Songa Offshore bondholders who were parties to the Private Exchange Offers (the “Registration Rights Agreement”) relating to the Exchangeable Bonds and underlying Shares issued to these holders in the Private Exchange Offers (“registrable securities”). The Registration Rights Agreement provides that we will file a registration statement registering the resale all of the registrable securities and also provides for certain other registration rights to the holders of the registrable securities, including one demand right for registration on Form S-1 of the resale of the registrable securities if Transocean Ltd. and Transocean Inc. are unable to use a registration statement on Form S-3 to register the resale of the registrable securities and customary piggyback registration rights.

The description of the Registration Rights Agreement above does not purport to be complete and is qualified in its entirety by the Registration Rights Agreement filed herewith as Exhibit 4.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, on January 16, 2018, at an Extraordinary General Meeting of the shareholders of Transocean Ltd., Frederick W. Mohn was elected to the Transocean Ltd. Board of Directors for a term extending until the next Annual General Meeting of shareholders of Transocean Ltd. Mr. Mohn’s nomination for election to the Transocean

Ltd. Board of Directors was a condition to completion of the acquisition of Songa Offshore. Upon closing of the acquisition, as previously announced on October 4, 2017, Martin B. McNamara retired from the Transocean Ltd. Board of Directors.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 30, 2018, in connection with the closing of the acquisition of Songa Offshore, Transocean Ltd. amended its articles of association (as amended, the “Articles of Association”)  to (i) amend Section 2, Article 4 to reflect the increase in its share capital and (ii) add a new Article 5bis to create additional authorized share capital for purposes of effecting the compulsory acquisition of the remaining outstanding shares of Songa Offshore.

The foregoing description of the Articles of Association does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Association, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01        Other Events

On January 30, 2018, Transocean Ltd. announced it had closed the acquisition of Songa Offshore. Transocean Ltd. currently owns 187,390,391 Songa Offshore shares representing approximately 97.5% of the total shares in Songa Offshore on a fully diluted basis.

Transocean Ltd. intends to promptly initiate a compulsory acquisition of the remaining outstanding shares of Songa Offshore in accordance with the procedures set out in the combined prospectus and offer document and applicable laws. The compulsory acquisition is subject to approval by the Cyprus Securities and Exchange Commission and compliance with applicable requirements of U.S. and Norwegian securities law.

Transocean expects to complete the compulsory acquisition by the end of the first quarter 2018.

A copy of the press release announcing the closing of the acquisition is filed as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated by reference into this Item 8.01.

Item 9.01        Financial Statements and Exhibits

Exhibit No.	Description

3.1	Articles of Association of Transocean Ltd.

4.1	Indenture, dated as of January 30, 2018, among Transocean Inc., Transocean Ltd., as guarantor, and Computershare Trust Company, N.A. and Computershare Trust Company of Canada, as co-trustees

4.2	Form of 0.5% Exchangeable Senior Bonds due 2023 (incorporated by reference to Exhibit A of the indenture filed as Exhibit 4.1 to this Form 8K)‑

4.3	Registration Rights Agreement, dated as of January 30, 2018, among Transocean Ltd., Transocean Inc., and the securityholders named therein

99.1	Press release announcing the closing of the acquisition of Songa Offshore
s

Forward-Looking Statements

Any statements in this Form 8‑K that are not historical facts may be forward-looking statements that involve certain risks, uncertainties and assumptions. All forward-looking statements included in this Form 8‑K are based on information available to Transocean Ltd. as of the date of this communication and current expectations, forecasts and assumptions. Forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from those anticipated. These risks and uncertainties include the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the compulsory acquisition; difficulties that may be encountered in integrating the combined businesses and realizing the potential synergies of the combination; and the other risks and uncertainties included in the S‑4 Registration Statement or in Transocean Ltd.’s most recent Form 10‑K, Forms 10‑Q and other filings with the U.S. Securities and Exchange Commission (the “SEC”). No forward-looking statements in this Form 8‑K  should be relied upon as representing Transocean Ltd.’s views or expectations as of any subsequent date, and Transocean Ltd. does not undertake any obligation to revise or update any such forward-looking statement to reflect events or circumstances that may arise after the statement was made.

Additional Information

In connection with the compulsory acquisition, Transocean Ltd. and Transocean Inc.  (collectively, the “Offerors”) will file with the SEC a Registration Statement on Form S‑4 (the “Registration Statement”) containing a prospectus with respect to the Shares and Exchangeable Bonds to be issued in the compulsory acquisition (the “Prospectus”). When available, the Offerors will distribute the Prospectus to certain securityholders of Songa Offshore in the United States in connection with the compulsory acquisition. The Offerors are also expected to file an offer document with the Financial Supervisory Authority of Norway (the “Norwegian FSA”).

INVESTORS AND SECURITYHOLDERS ARE URGED TO READ CAREFULLY THE PROSPECTUS REGARDING THE COMPULSORY ACQUISITION IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) OR ANY DOCUMENTS WHICH ARE INCORPORATED BY REFERENCE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPULSORY ACQUISITION. You may obtain, free of charge, copies of the Prospectus and Registration Statement, when available, and other relevant documents filed by the Offerors with the SEC, at the SEC’s website at: www.sec.gov. In addition, shareholders may obtain free copies of the Prospectus and other relevant documents filed by the Offerors with the SEC from Transocean Ltd.’s website at:  www.deepwater.com.

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for any prospectus, proxy statement or any other document that the Offerors may file with the SEC in connection with the compulsory acquisition. The final terms and further provisions regarding the compulsory acquisition will be disclosed in the offer document after the publication has been approved by the Norwegian FSA and in documents that will be filed by the Offerors with the SEC. No money, securities or other consideration is being solicited, and, if sent in response to the information contained herein, will not be accepted.

No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended, and any applicable European and Norwegian regulations. The compulsory acquisition and distribution of this document may be restricted by law in certain jurisdictions and persons into whose possession any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: January 30, 2018	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person